Dear Pax World Shareholder:


              The Annual Meeting of Pax World Fund, Inc. was held on June 12, 1997 at State Street Bank & Trust Company in Boston. This was the first meeting of shareholders since the change in ownership of Pax World Management Corp. to members of the Shadek family. Reports were made by Luther E. Tyson, Anthony S. Brown, Laurence A. Shadek and Thomas W. Grant, President of Pax World Management Corp. Mr. Shadek announced the creation of a new fund, Pax World Growth Fund, Inc. and indicated other funds are in the planning stage. Mr. Robert P. Colin, portfolio manager of the new Pax World Growth Fund, Inc. was introduced.

              The summer issue of Connection accompanies this report. In it you will find a fuller report of the Annual meeting. Of the shareholders voting, 95% voted for the re-election of the slate of Directors named in the proxy material. The shareholders also approved Pannell Kerr Forster, P.C. as the outside independent auditor.

              The Directors are pleased to report that as of June 30, 1997 the total return on a share of Pax World Fund, Inc., a balanced fund, since June 30, 1996 was 19.31%. The total return of a share of the Fund for the last six months ending June 30, 1997 was 12.68%. The Fund's portfolio during this period was exposed to about 60% of the risk in the market.
         The Fund's six month total return compares with the following indices:

              The Lipper Balanced Fund Index.........................11.15%
              The N.Y. Stock Exchange Composite Index................17.88%
              Dow Jones Industrial Index.............................18.99%
              Standard & Poor's 500 Index............................19.49%

              At the mid-year meeting of the Board of Directors, a dividend of $0.22 per share was declared payable to shareholders of record as of the close of business on July 1, 1997 and payable on July 7, 1997. The Directors also elected Laurence A. Shadek as Chairman of the Board of Directors, Luther E. Tyson as President of the Fund until September 30, 1997, Thomas W. Grant as President of the Fund on and after September 30, 1997, Anthony S. Brown as Vice President, Treasurer, and Assistant Secretary, and William M. Prifti as Secretary and General Counsel.

              In his report, President Tyson replied to two questions brought to his attention recently. Several shareholders have inquired concerning any changes in the Fund's social criteria. "My response is that the social criteria as delineated in the Fund's Prospectus can be changed only by vote of the shareholders. For a shareholder to purchase shares with the criterion of not investing in the tobacco industry, only to discover a tobacco company in the portfolio, would result in a charge of malpractice if not worse." A second question centered on the difference between a balanced fund and a growth fund. "A balanced fund must allocate at least 25% of its assets in bonds. In an up market, bonds do not perform as well as equities. However, they furnish protection in terms of income and stability when the market turns down. A balanced fund does not have as much exposure to the market as a growth fund that can be 100% in equities."


                                       1






              Anthony S. Brown reported on the investment strategy of management for the past year. "We have not wavered from what we conider sound and conservative investment principles. In order to achieve greater diversification, we have spread assets over more equity issues in the portfolio. We are favoring consumer basic stocks over cyclical stocks. These equities tend to hold up better and are less volatile during a slowdown in the business cycle than are cyclical stocks. Some of the new companies we have added to the portfolio since last June include Medtronic, Inc. (medical devices for treating heart fibrillation), Oakwood Homes, Champion Enterprises (manufactured houses), AirTouch Communications (worldwide wireless), Starbucks Corp., and Southern New England Telecom. The bond side of the portfolio represents about 40% of net assets with an average maturity rate of only two years."

              Upon reading Connections that accompanies this report, you will note the strong commitment of your management to creating a family of Pax World funds. Pax World Growth Fund is a reality. Socially responsible investing is alive, with new ideas and opportunities for investors. The Directors, all of whom are investors in Pax World Fund, Inc., thank you for the opportunity of serving your investment needs.

                                                     On behalf of the Directors,


                                                     Luther E. Tyson
                                                     President

         July 14, 1997



--------------------------------------------------------------------------------
                             OFFICERS AND DIRECTORS

        Laurence A. Shadek, Chairman of the Board of Directors & Director
                        Luther E. Tyson, Ph.D., President
       Thomas W. Grant, Vice Chairman of the Board of Directors & Director
      Anthony S. Brown, Vice President, Treasurer, and Assistant Secretary
                            C. Lloyd Bailey, Director
                           Ralph M. Hayward, Director
                            Joy L. Liechty, Director
                           Raymond L. Mannix, Director
                          Sanford C. Sherman, Director
                            Esther J. Walls, Director
             William M. Prifti, Esq., Secretary and General Counsel
--------------------------------------------------------------------------------

                                       2





         PORTFOLIO HIGHLIGHTS

         Six Months Ended 6/30/97

         KEY STATISTICS

         Change in N.A.V. ($16.56 to $18.66)...............................$2.10

         12 Month Total Return
         (6/30/96 - 6/30/97)..............................................19.31%

         6 Month Total Return
         (12/31/96 - 6/30/97).............................................12.68%

         Net Increase
         in Net Assets Resulting from Operations.....................$64,831,168

         Total Net Assets.........................................$572.7 million


         TEN LARGEST STOCK HOLDINGS

                                                                      Percent of
         Company                                                      Net Assets

         Toys R Us Inc......................................................3.7%
         Merck & Co. Inc....................................................3.6%
         Peoples Energy Corp................................................3.6%
         Enron Corp.........................................................3.6%
         Gap Inc............................................................3.4%
         AirTouch Communications, Inc.......................................3.3%
         Wal-Mart Stores Inc................................................3.0%
         Brooklyn Union Gas Co. ............................................2.9%
         Bay State Gas Co...................................................2.6%
         Pitney Bowes Inc...................................................2.0%

         Total.............................................................31.7%


         [GRAPHICS OMITTED]

         ASSET ALLOCATION

         June 30, 1997

         Cash & Equivalents..................................................12%
         Common Stocks.......................................................53%
         U.S. Government Agency Bonds........................................35%


         [GRAPHICS OMITTED]

         SECURITY DIVERSIFICATION

         June 30, 1997

         U.S. Government Agency Bonds........................................35%
         Pharmaceuticals.....................................................7%
         Natural Gas.........................................................13%
         Food................................................................4%
         Retail..............................................................12%
         Other...............................................................21%
         Telecommunications..................................................8%


                                       3






                          PAX WORLD FUND, INCORPORATED
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 1997

                                                                 NUMBER OF                              PERCENT OF
         NAME OF ISSUER AND TITLE OF ISSUE                        SHARES            VALUE               NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                      COMMON STOCKS

CONSUMER PRODUCTS
     Liz Claiborne, Inc........................................   100,000          $  4,662,500             .8%
                                                                                   ------------

FOOD
     CPC International, Inc....................................   100,000             9,231,250
     General Mills, Inc........................................   100,000             6,512,500
     H.J. Heinz Co.............................................   100,000             4,612,500
                                                                                   ------------
                                                                                     20,356,250            3.6
                                                                                   ------------

HOME IMPROVEMENT PRODUCTS
     Masco Corp................................................   100,000             4,175,000             .7
                                                                                   ------------

LOANS - STUDENT
     Student Loan Marketing Association........................    42,600             5,410,200             .9
                                                                                   ------------

MAILING EQUIPMENT
     Pitney Bowes, Inc.........................................   166,700            11,585,650            2.0
                                                                                    -----------

MANUFACTURED HOMES
     Champion Enterprises, Inc.................................   550,000             8,250,000
     Oakwood Homes Corp........................................   288,700             6,928,800
                                                                                   ------------
                                                                                     15,178,800            2.6
                                                                                    -----------

MEDICAL EQUIPMENT
     Medtronic, Inc............................................   100,000             8,100,000              1.4
                                                                                   ------------

NATURAL GAS
     Bay State Gas Co..........................................   553,800            14,744,925
     Brooklyn Union Gas Co.....................................   587,600            16,820,050
     Enron Corp................................................   500,000            20,406,250
     Peoples Energy Corp.......................................   551,900            20,661,756
                                                                                    -----------
                                                                                     72,632,981             12.7
                                                                                    -----------

                                       4




PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS (UNAUDITED), continued

                                                                 NUMBER OF                              PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                                 SHARES              VALUE             NET ASSETS
-------------------------------------------------------------------------------------------------------------------
         COMMON STOCKS, continued


PACKAGING
     Bemis Co., Inc............................................    50,000         $   2,162,500               .4
                                                                                   ------------

PHARMACEUTICALS
     Bristol-Myers Squibb Co...................................   100,000             8,100,000
     Johnson & Johnson.........................................   100,000             6,437,500
     Merck & Co., Inc..........................................   200,000            20,700,000
     Pfizer, Inc...............................................    50,000             5,975,000
                                                                                   ------------
                                                                                     41,212,500              7.2

RETAIL
     Gap, Inc..................................................   500,000            19,437,500
     Home Depot, Inc...........................................    50,000             3,446,875
     Starbucks Corp............................................   200,000             7,787,500
     Toys R Us, Inc............................................   600,000            21,000,000
     Wal-Mart Stores, Inc......................................   500,000            16,906,250
                                                                                   ------------
                                                                                     68,578,125            12.0%
                                                                                   ------------

TELECOMMUNICATIONS
     AirTouch Communications, Inc..............................   700,000            19,162,500
     BellSouth Corp............................................   100,000             4,637,500
     Nynex Corp................................................   200,000            11,525,000
     Southern NE Telecomm. Corp................................   100,000             3,887,500
     U.S. West, Inc. - Communications Group....................   200,000             7,537,500
                                                                                  -------------
                                                                                     46,750,000             8.2
                                                                                  -------------          ------

TOTAL COMMON STOCKS............................................                    $300,804,506            52.5%
                                                                                  -------------          ------

                                       5





         PAX WORLD FUND, INCORPORATED
         SCHEDULE OF INVESTMENTS (UNAUDITED), continued

                                                                 PRINCIPAL                                 PERCENT OF
         NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT                 VALUE             NET ASSETS
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS

Federal Farm Credit Banks Consolidated
     7.750%, due December 9, 1997..............................    $10,000,000        $ 10,088,530
Federal Home Loan Bank System
     5.660%, due November 9, 1998..............................      7,000,000           6,963,880
     5.025%, due February 23, 1999.............................      9,000,000           8,845,290
     5.825%, due March 12, 1999................................     10,000,000           9,939,100
     5.880%, due March 19, 1999................................     13,000,000          12,943,060
     5.660%, due January 12, 2000..............................      5,000,000           4,922,650
Federal National Mortgage Association
     6.050%, due November 10, 1997.............................     14,000,000          14,016,618
     7.510%, due November 14, 1997.............................     10,000,000          10,068,960
     5.620%, due February 10, 1999.............................     10,000,000           9,928,740
     5.230%, due February 24, 1999.............................      8,000,000           7,873,840
     6.110%, due September 20, 2000............................     12,000,000          11,895,000
     6.080%, due September 25, 2000............................      5,000,000           4,952,350
     5.820%, due December 5, 2000..............................     15,000,000          14,714,100
     6.340%, due December 20, 2000.............................      8,000,000           7,921,280
     5.370%, due February 7, 2001..............................     20,000,000          19,300,000
     5.410%, due February 13, 2001.............................     10,000,000           9,660,900
     5.360%, due February 16, 2001.............................     10,000,000           9,643,700
     6.710%, due July 24, 2001.................................      7,000,000           7,052,500
     7.040%, due September 24, 2001............................     10,000,000          10,023,400
International Bank for Reconstruction
& Development
     5.875%, due July 16, 1997.................................     10,000,000          10,001,600
                                                                                     -------------

     TOTAL GOVERNMENT AGENCY BONDS.............................                        200,755,498            35.1%
                                                                                     -------------           ------

     CERTIFICATES OF DEPOSIT
State Street Bank
     5.000%, due July 21, 1997.................................     35,000,000          35,000,000
     5.000%, due July 24, 1997.................................     15,000,000          15,000,000
     5.000%, due July 28, 1997.................................     10,000,000          10,000,000
                                                                                     -------------

     TOTAL CERTIFICATES OF DEPOSIT.............................                         60,000,000            10.5
                                                                                     -------------           ------

                  TOTAL INVESTMENTS............................                        561,560,004            98.1

         Cash and receivables, less liabilities................                         11,122,851             1.9
                                                                                     -------------           ------

    NET ASSETS.................................................                       $572,682,855           100.0%
                                                                                     -------------           ------

         See notes to financial statements.


                                       6






                          PAX WORLD FUND, INCORPORATED
                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  June 30, 1997

                                     ASSETS

Investments, at value - note A
     Common stocks (cost - $206,117,815)................................................          $300,804,506
     Bonds (amortized cost - $202,105,030)..............................................           200,755,498
     Certificates of deposit (cost - $60,000,000)                                                   60,000,000
                                                                                                --------------
                                                                                                   561,560,004

Cash ...................................................................................             5,511,663

Receivables
     Dividends and interest.............................................................             3,840,722
     Investment securities sold.........................................................             2,479,166
                                                                                               ---------------
         Total assets...................................................................           573,391,555
                                                                                                 -------------

                                   LIABILITIES

Payables
     Capital stock reacquired...........................................................               182,144

Accrued expenses
     Investment advisory fee - note B...................................................               240,651
     Transfer agent fee.................................................................               105,000
     Other accrued expenses.............................................................               180,905
                                                                                              ----------------
         Total liabilities..............................................................               708,700
                                                                                              ----------------

         Net assets (equivalent to $18.66 per share based on............................
30,691,017 shares of capital stock outstanding) - note E................................          $572,682,855
                                                                                                  ------------

         Net asset value, offering price and redemption price per share
             ($572,682,855 / 30,691,017 shares outstanding).............................            $18.66

                                                                                                    ------

See notes to financial statements.


                                      7







                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF OPERATIONS (UNAUDITED)
                         Six Months Ended June 30, 1997

Investment income
     Income - note A
         Dividends................................................                              $  3,444,247
         Interest - note H........................................                                 5,407,057
                                                                                               -------------
             Total income.........................................                                 8,851,304

     Expenses
         Investment advisory fee - note B.........................            $1,369,848
         Transfer agent fee ......................................               429,575
         Distribution expenses - note D...........................               370,310
         State taxes..............................................               252,507
         Custodian fees - note F..................................                76,668
         Printing and mailing.....................................                75,518
         Registration fees........................................                47,353
         Legal fees and related expenses - note B.................                43,147
         Other    ................................................                34,388
         Directors' fees and expenses - note B....................                16,409
                                                                            ------------
             Total expenses.......................................             2,715,723

             Less: Fees paid indirectly - note F..................                73,004
                                                                            ------------
                    Net expenses..................................                                 2,642,719
                                                                                                ------------

             Investment income - net..............................                                 6,208,585
                                                                                                ------------

Realized and unrealized gain on investments - note C..............
     Net realized gain on investments - note H....................                                40,898,760
     Change in unrealized appreciation of investments
         for the period - note H..................................                                17,723,823
                                                                                                 -----------
             Net gain on investments..............................                                58,622,583
                                                                                                 -----------

             Net increase in net assets resulting from operations.           $64,831,168
                                                                             -----------

See notes to financial statements.


                                       8







                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                 Six Months                Year Ended
                                                                                    Ended                 December 31,
                                                                                June 30, 1997                 1996
                                                                                -------------            --------------
                                                                                 (Unaudited)
Increase (decrease) in net assets
    Operations
              Investment income - net.............................            $  6,208,585                 $ 16,150,851
              Net realized gain on investments....................              40,898,760                   26,195,518
              Change in unrealized appreciation
                  of investments..................................              17,723,823                    6,708,027
                                                                              ------------                -------------
                  Net increase in net assets resulting
                      from operations.............................              64,831,168                   49,054,396
     Net equalization (debits)  ..................................                 (29,711)                     (38,061)
     Distributions to shareholders from
              Investment income - net ($-0- and $.55
                  per share, respectively) - note A...............                      --                  (16,099,745)
              Net realized gain on investments ($-0- and
                  $.892 per share, respectively) - note A.........                      --                  (26,195,473)
     Capital share transactions - note E..........................              (5,551,547)                  29,735,468
                                                                             -------------                -------------
                  Net increase in net assets......................              59,249,910                   36,456,585

Net assets
     Beginning of period..........................................             513,432,945                  476,976,360
                                                                              ------------                -------------

End of period (including undistributed investment
     income - net of $6,511,006 and $332,132,
     respectively)................................................            $572,682,855                 $513,432,945
                                                                              ------------                 ------------

         See notes to financial statements.


                                       9







                          PAX WORLD FUND, INCORPORATED
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 1997


         NOTE A - ACCOUNTING POLICIES

              Pax World Fund, Incorporated (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

              Valuation of investments: Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively.

              Amortization of bond premium and discount: Commencing January 1, 1997, the Fund amortizes purchase price premium and discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Reference is made to note H.

              Federal income taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.
         Therefore, no Federal income tax provision is required.

              Equalization: The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.
              Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

              Distributions to shareholders: All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

              Accounting estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              Other: The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

         NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

              The Fund has an investment advisory agreement ("Agreement") with Pax World Management Corp. ("Adviser") which provides for payment by the Fund of an annual investment advisory fee of 3/4 of 1% of the


                                       10





         PAX WORLD FUND, INCORPORATED
         NOTES TO FINANCIAL STATEMENTS (UNAUDITED), continued

         first $25,000,000 of its average daily net assets and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Another two officers of the Fund, who are not directors of the Fund, are also officers of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commisions or fees, and taxes, but including the investment advisory fee, exceeds 1-1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1996 or the six months ended June 30, 1997.
              All Directors are paid by the Fund for attendance at directors' meetings.
              During the six months ended June 30, 1997, the Fund incurred legal fees and related expenses of $43,147 with William M. Prifti, Esq., general counsel for the Fund. Mr. Prifti is Secretary of the Fund.
              All of the  Adviser's  capital  stock is  currently  owned by four siblings whose family has a 26.8% ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during the six months ended June 30, 1997 and the year ended December 31, 1996 totalled $97,120 and $68,224, respectively (32.7% and 18.6% of total commissions for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively). Of the 1996 amount, $22,630 was paid subsequent to the siblings' purchase of Adviser's capital stock on September 27, 1996 (48.8% of total commissions paid during the period September 27, 1996 to December 31, 1996).

         NOTE C - INVESTMENTS

              Purchases and proceeds from sales of investments, other than U.S. Government agency bonds, for the six months ended June 30, 1997, aggregated $147,168,721 and $142,420,709, respectively. Proceeds from sales and maturities of U.S. Government agency bonds for the six months ended June 30, 1997, aggregated $11,002,500.
              Net realized gain or loss on sales of investments is determined on the basis of identified cost (amortized cost for bonds). If determined on an average cost basis, the net realized gain for the six months ended June 30, 1997, would have been approximately the same.
              Net premium amortization for the six months ended June 30, 1997 was $904,110. Reference is made to note H.
              For Federal income tax purposes, the identified amortized cost of investments owned at June 30, 1997, was $468,222,845.

         NOTE D - DISTRIBUTION EXPENSES

              The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the costs of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii)


                                       11






         PAX WORLD FUND, INCORPORATED
         NOTES TO FINANCIAL STATEMENTS (UNAUDITED), continued

         total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Board may terminate the plan at any time with no penalty to the Fund. If the plan is terminated, the payment of fees to third parties would be discontinued at that time.

         NOTE E - CAPITAL AND RELATED TRANSACTIONS

              Transactions in capital stock were as follows:

                                             Six Months Ended                        Year Ended
                                              June 30, 1997                       December 31, 1996
                                         -------------------------             -------------------------
                                         Shares            Dollars             Shares            Dollars
                                         ------            -------             ------            -------
                                               (Unaudited)

Shares sold....................         1,370,368        $23,524,816         3,151,719        $ 52,809,366
Shares issued in reinvestment
     of dividends..............                --                 --         2,360,551          39,060,319
                                  ---------------  -----------------        ----------        ------------
                                        1,370,368         23,524,816         5,512,270          91,869,685
Shares redeemed................        (1,687,757)       (29,076,363)       (3,704,015)        (62,134,217)
                                       ----------       ------------        ----------       -------------
Net increase (decrease)........          (317,389)      $ (5,551,547)        1,808,255         $29,735,468
                                       ----------       ------------        ----------        ------------


    The components of net assets at June 30, 1997(unaudited), are as follows:
         Paid-in capital (75,000,000 shares of $1 par value authorized)...................            $439,855,704
         Undistributed investment income..................................................               6,511,006
         Undistributed net capital gains..................................................              40,897,157
         Accumulated prior years' net realized losses on investments......................             (7,918,171)
         Net unrealized appreciation of investments.......................................              93,337,159
                                                                                                    --------------
            Net assets....................................................................            $572,682,855
                                                                                                    --------------

         NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

              State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

         NOTE G - DIVIDEND DECLARATION

              The Board of Directors has declared a dividend from net investment income of $.22 per share, payable July 7, 1997, to shareholders of record on July 1, 1997.


                                       12





         PAX WORLD FUND, INCORPORATED
         NOTES TO FINANCIAL STATEMENTS (UNAUDITED), continued

         NOTE H - ACCOUNTING CHANGE

              Effective  January  1,  1997,  the  Fund  adopted  the  policy  of amortizing bond purchase price discounts and premiums over the remaining lives of the respective bonds (or to the first call date for callable bonds). The effect of the change is to reflect the amortization as an adjustment to interest income. Previously, discounts and premiums were recognized as part of the net realized gain or loss when the bonds matured or were sold. This change has no net effect on net assets or on the net increase in net assets resulting from operations.
              Upon adopting the new policy, the Fund recognized the cumulative amortization of discounts and premiums on the bonds held at January 1, 1997. This resulted in a one-time net reduction of approximately $1,040,000 in interest income for the six months ended June 30, 1997 (approximately $.03 per share). Correspondingly, there was an identical one-time credit to net gain on investments for the period.


                                       13







              PAX WORLD FUND, INCORPORATED - FINANCIAL HIGHLIGHTS

              The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

         1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING).

                                                         Six Months                            Year Ended December 31
                                                            Ended                              ----------------------
                                                        June 30, 1997     1996        1995         1994         1993         1992
                                                        -------------     ----        ----         ----         ----         ----
         Net asset value, beginning...............       (Unaudited)
              of period...........................        $16.56         $16.33      $13.39       $13.55       $14.27       $14.99
                                                          --------       ------      ------       ------       ------       ------
         Income from investment operations
              Investment income - net.............           201 (A)       .550         .80          .49          .51          .64
              Realized and unrealized gain (loss)
              on investments - net................         1.899 (A)      1.122        3.07         (.15)        (.66)        (.39)
                                                           -----         ------     -------     --------     --------     --------
         Total from investment operations.........         2.100          1.672        3.87          .34         (.15)         .25
                                                          ------         ------     -------   ----------     --------     --------
              Less distributions
              Dividends from net investment
              income..............................            --           .550         .79          .50          .50          .67
              Distributions from realized gains...            --           .892         .14           --          .07          .13
              Tax return of capital...............            --             --          --           --           --          .17
                                                        --------      ---------   ---------     --------     --------    ---------
              Total distributions.................            --          1.442         .93          .50          .57          .97
                                                        --------        -------   ---------    ---------    ---------    ---------
         Net asset value, end of period...........        $18.66         $16.56      $16.33       $13.39       $13.55       $14.27
                                                          ------         ------      ------       ------       ------       ------
____________________________________________________________________________________________________________________________________
         2. TOTAL RETURN..........................         12.68%         10.36%      29.19%        2.65%       (1.05)%        .6%
____________________________________________________________________________________________________________________________________
         3. RATIOS AND SUPPLEMENTAL DATA..........
              Ratio of expenses to average net
              assets (B)..........................          1.01% (D)       .89%        .97%         .98%         .94%        1.0%
              Ratio of investment income - net
              to average net assets...............          2.32% (D)      3.24%       3.44%        3.66%        3.63%        3.7%
              Portfolio turnover rate.............         10.57%         34.55%      28.44%       25.45%       22.15%       17.4%
              Average commission rate paid (C)....          $.0667         $.0599      $.0714
              Net assets, end of period (,000s)...       $572,683       $513,433    $476,976     $388,249     $462,762     $469,275
              Number of capital shares
              outstanding, end of period (,000s)..         30,691         31,008     29,200        29,000       34,142       32,878
                                                      ------------    ----------- -----------   ---------     --------    ----------

     (A) Reference is made to note H.
     (B) In order to conform to current disclosure requirements, the ratios for the periods subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratios for prior years were based upon net expenses and are not required to be restated.
     (C) The average commission rates for the periods subsequent to 1994 are presented to conform to current disclosure requirements. This disclosure was not required in prior years and has not been computed for the prior years.
     (D) Unaudited ratios for the six months ended June 30, 1997 have been annualized.

                                       14